UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2017

RELM Wireless Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-3486297
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL		32904
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414
N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c

Item 1.01
Entry into a Material Definitive Agreement.

On January 17, 2017, RELM Wireless Corporation (the “Company”), RELM Communications, Inc., the Company’s wholly-owned subsidiary (“RELM Communications”), and Silicon Valley Bank, as lender (“SVB”), amended their Loan and Security Agreement dated as of October 23, 2008, as amended by the First Amendment thereto dated as of October 20, 2010, the Second Amendment thereto dated as of June 22, 2011, the Third Amendment thereto dated as of December 18, 2012, the Fourth Amendment thereto dated as of January 28, 2015, and the Fifth Amendment thereto dated as of December 29, 2015, by and among the Company, RELM Communications and SVB (as amended, the “Loan and Security Agreement”), under which the Company’s existing secured revolving credit facility (the “Credit Facility”) is maintained, by entering into the Sixth Amendment to Loan and Security Agreement (the “Sixth Amendment”), to be effective as of December 28, 2016. Under the Sixth Amendment, the Company’s Credit Facility with SVB was amended as follows:

●
Maximum borrowing availability under the Credit Facility has been reduced to $1.0 million from $2.0 million;

●
The Credit Facility’s maturity date has been extended to December 27, 2017 from December 28, 2016;

●
Dividends to the Company’s shareholders are permitted in the amount not to exceed $5.0 million in the aggregate in any 12-month period so long as an event of default does not exist at the time of such dividend and would not exist after giving effect to such dividend; and

●
The variable rate at which borrowings under the Credit Facility bear interest has been increased from the prime rate to the prime rate plus 25 basis points.

The Company continues to be subject to substantially the same customary borrowing terms and conditions under the Credit Facility as it was prior to the Sixth Amendment, including the accuracy of representations and warranties, compliance with financial maintenance and restrictive covenants and the absence of events of default.

The Company was in compliance with all covenants under the Loan and Security Agreement, as amended by the Sixth Amendment, as of the date of filing this Current Report on Form 8-K. As of the date of filing this Current Report on Form 8-K, the Company had no borrowings outstanding under the Credit Facility.

The foregoing description of the Credit Facility and the Loan and Security Agreement, as amended by the Sixth Amendment, does not purport to be complete and is qualified in its entirety by reference to the text of the Sixth Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The information required by Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.
Description
_____________________________________________________________________________________________

10.1
Sixth Amendment to Loan and Security Agreement, entered into as of January 17, 2017, by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

Date: January 18, 2017

EXHIBIT INDEX

Exhibit No.	Description
10.1	Sixth Amendment to Loan and Security Agreement, entered into as of January 17, 2017, by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.